                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                              OLYMPIC STEEL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              [OLYMPIC STEEL LOGO]
       Olympic Steel, Inc., 5096 Richmond Road, Bedford Heights, OH 44146
                                 (216) 292-3800

To Our Shareholders:

You are invited to attend the 2004 Annual Meeting of Shareholders of Olympic Steel, Inc. to be held at Olympic Steel, Inc., 5096 Richmond Road, Bedford Heights, OH 44146, on Thursday, April 29, 2004, at 3:00 p.m. local time. We are pleased to enclose the notice of our Annual Meeting of Shareholders, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy.

You are hereby asked to approve the election of Directors. Your Board of Directors unanimously recommends that you vote "FOR" each of the director nominees in the Proxy.

Please carefully review the Proxy Statement and then complete and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.

Sincerely,

Michael D. Siegal
Chairman and Chief Executive Officer

March 25, 2004

                              [OLYMPIC STEEL LOGO]
       Olympic Steel, Inc., 5096 Richmond Road, Bedford Heights, OH 44146
                                 (216) 292-3800

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 29, 2004

The Annual Meeting of Shareholders of Olympic Steel, Inc., an Ohio corporation (the Company) will be held on Thursday, April 29, 2004, at 3:00 p.m. local time, at Olympic Steel, Inc., 5096 Richmond Road, Bedford Heights, OH 44146, for the following purposes:

1. To elect four Directors for a term expiring in 2006;

2. To transact such other business that is properly brought before the meeting.

Only holders of the Common Shares of record on the books of the Company at the close of business on March 12, 2004 will be entitled to vote at the meeting.

Your vote is important. All shareholders are invited to attend the meeting in person. However, to ensure your representation at the meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. Any shareholder attending the meeting may vote in person even if the shareholder returned a Proxy.

By Order of the Board of Directors

Marc H. Morgenstern
Secretary

Cleveland, Ohio

March 25, 2004

THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              [OLYMPIC STEEL LOGO]
                              2004 ANNUAL MEETING

                                 April 29, 2004

                           THE PROXY AND SOLICITATION

     This Proxy Statement is being mailed on or about April 5, 2004, to the shareholders of Olympic Steel, Inc. (the Company) in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2004 Annual Meeting of Shareholders to be held on Thursday, April 29, 2004, at 3:00 p.m. local time, at Olympic Steel, Inc., 5096 Richmond Road, Bedford Heights, OH 44146. Pursuant to the Ohio General Corporation Law, any shareholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The election of Directors requires approval only by a plurality of the votes cast. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of the vote, they will be counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

                           PURPOSES OF ANNUAL MEETING

     The Annual Meeting has been called for the purposes of (1) electing four Directors of the class whose two-year terms of office will expire in 2006, and
(2) transacting such other business as may properly come before the meeting.

     The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote Common Shares represented by valid Board of Directors' Proxies. Unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the Director nominees named herein.

                               VOTING SECURITIES

     The Board of Directors has established the close of business on March 12, 2004, as the record date for determining shareholders entitled to notice of the meeting and to vote. On that date, 9,709,115 shares of Common Stock were outstanding and entitled to one vote on all matters properly brought before the Annual Meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Board of Directors is divided into two classes, whose members serve for a staggered two-year term. The term of one class, which currently consists of four Directors, expires in 2004; the term of the other class, which consists of three Directors, expires in 2005

     The Board of Directors has nominated David A. Wolfort, Martin H. Elrad and Howard L. Goldstein to stand for reelection as Directors for a two-year term. Ralph M. Della Ratta is a new nominee; Suren A. Hovsepian, a director since 1998, is retiring and is not standing for reelection. The two-year term will end upon the election of Directors at the 2006 Annual Meeting of Shareholders.

     At the Annual Meeting, the shares of Common Stock represented by valid Proxies, unless otherwise specified, will be voted to elect the four the Director-nominees. Each individual nominated for election as a Director of the Company has agreed to serve if elected. However, if any nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors has no reason to believe that the persons listed as nominees will be unable or unwilling to serve.

     The Board of Directors recommends that each shareholder vote "FOR" the Board of Directors' nominees. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

                      NOMINEES FOR TERMS TO EXPIRE IN 2006

                                               PRINCIPAL OCCUPATION,
                                                  PAST FIVE YEARS,                   DIRECTOR
NAME OF DIRECTOR           AGE                  OTHER DIRECTORSHIPS                   SINCE
----------------           ---                 ---------------------                 --------
David A. Wolfort           51    President since January 2001 and Chief Operating     1987
                                 Officer of the Company since 1995. He serves as a
                                 director of the Metals Service Center Institute.
                                 He is past Chairman of the Metals Service Center
                                 Institute (MSCI) Political Action Committee and
                                 Past Chairman of MSCI's Government Affairs
                                 Committee, and a Regional Board Member of the
                                 Northern Ohio Anti-Defamation League.

Ralph M. Della Ratta       50    Senior Managing Director since December 2003, Max-    New
                                 Ventures LLC, a venture capital firm. From 1998 to  Nominee
                                 2003, Mr. Della Ratta was Senior Managing Director
                                 and Manager of Investment Banking Division of
                                 McDonald Investments, Inc., and Director of Hyland
                                 Software, Inc.

Martin H. Elrad            64    Private investor; also served for over five years    1987
                                 as President of Solon Leasing Co. (a fleet vehicle
                                 lessor).

Howard L. Goldstein,       51    Senior Partner of Mallah, Furman and Company (a      2004
  C.P.A                          public accounting firm) for over five years.
                                 Member of the American Institute of Certified
                                 Public Accountants, the Florida Institute of
                                 Certified Public Accountants, the Florida Board of
                                 Accounting, the New Jersey Board of Certified
                                 Public Accountants and the New Jersey Institute of
                                 Certified Public Accountants.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2005

                                               PRINCIPAL OCCUPATION,
                                                  PAST FIVE YEARS,                   DIRECTOR
NAME OF DIRECTOR           AGE                  OTHER DIRECTORSHIPS                   SINCE
----------------           ---                 ---------------------                 --------
Michael D. Siegal          51    Chief Executive Officer of the Company since 1984,   1984
                                 and Chairman of the Board since 1994. Serves on
                                 the following boards: American National Bank
                                 (Cleveland, Ohio), Metals Service Center Institute
                                 (MSCI), and Vice Chairman of the Development
                                 Corporation for Israel.

Thomas M. Forman           58    Business consultant and private investor.            1994
                                 President, Jupiter Licensing since 2002 (a
                                 licensing agency for corporate trademarks and
                                 retail brands). From 1999 to 2000, he served as
                                 Chief Administrative Officer, General Counsel, and
                                 co-founder of HealthSync (a provider of an
                                 employer-paid health insurance marketplace). He
                                 served as Vice President of Sealy Corporation (a
                                 manufacturer and distributor of bedding) from 1994
                                 to 1997.

James B. Meathe            47    President and Chief Operating Officer of Palmer &    2001
                                 Cay, Inc. (an insurance and brokerage firm) since
                                 January 2003. Managing Director and Chairman
                                 Midwest Region of Marsh Inc. (a risk and insurance
                                 services firm) from 1999 to 2002. Previously, he
                                 served in several senior management positions with
                                 Marsh Inc.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings in 2003. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee, each of which consisted in 2003 of Messrs. Elrad, Forman, and Meathe. Upon his election to the Board, Howard Goldstein joined the Nominating and Compensation Committees. He also replaced Mr. Meathe as the chairman of the Audit Committee. The Audit Committee held four meetings and the Compensation and Nominating Committees each held one meeting in 2003. The Committees receive their authority and assignments from the Board of Directors and report to the Board of Directors.

     All of the current Directors attended all of the required Board and applicable committee meetings held during 2003. In addition to holding regular committee meetings, the Board members also reviewed and considered matters and documents and communicated with each other wholly apart from the meetings. Several actions were taken by unanimous written consent.

     Audit Committee.   The committee, now chaired by Mr. Goldstein, is
responsible for monitoring and overseeing the Company's internal controls and financial reporting processes, as well as the independent audit of the Company's consolidated financial statements by the Company's independent auditors. Each committee member is an "independent director" as defined in the National Association of Securities Dealers, Inc. listing standards. Mr. Goldstein has been designated by the Board as the "audit committee financial expert" under SEC rules and he also meets the NASD's professional experience requirements. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley

Act of 2002 and related rules of the SEC and NASD. A copy of the Audit Committee charter is attached as Appendix A to this Proxy Statement. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for 2003 with management and discussed those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with the Company's independent auditors. The Audit Committee received the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committee) from PricewaterhouseCoopers, LLP and discussed that firm's independence with representatives of the firm.

     Based upon the Audit Committee's review of the audited consolidated financial statements and its discussions with management and the Company's independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements for the fiscal year ended December 31, 2003 in the Company's Annual Report on form 10-K filed with the Securities and Exchange Commission.

                           James B. Meathe, Chairman
                                Martin H. Elrad
                                Thomas M. Forman

     Compensation Committee.   This committee is chaired by Mr. Forman, reviews
and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Company's Stock Option Plan.

     Nominating Committee.   This committee is chaired by Mr. Elrad, and
functions to advise and make recommendations to the Board concerning the selection of candidates as nominees for Directors, including those individuals recommended by shareholders. Shareholders wishing to suggest nominees for election to the Board at the 2005 Annual Meeting may do so by providing written notice to the Company in care of Marc H. Morgenstern, Secretary, no later than December 30, 2004.

                           COMPENSATION OF DIRECTORS

     During 2003, each Director who is not an employee of the Company received a Director's fee in the amount of $3,500 per meeting and reimbursement for out-of-pocket expenses incurred in connection with attending such meetings. Directors also receive $1,000 for each special Board or Committee meeting attended. No additional compensation is to be paid for committee meetings held on the same day as Board meetings. Upon appointment to the Board, each outside Director is entitled to a stock option grant of 10,000 shares. Each outside Director shall also be entitled to an annual stock option grant of up to 2,500 shares, based on overall Company performance. Directors who are also employees of the Company receive no additional remuneration for serving as Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth each person or entity who has beneficial ownership of 5% or more of the outstanding Common Shares of the Company on March 12, 2004, based upon information furnished to the Company:

                                                              NUMBER OF SHARES    PERCENTAGE OF
NAMES OF BENEFICIAL OWNERS                                   BENEFICIALLY OWNED     OWNERSHIP
--------------------------                                   ------------------   -------------
Michael D. Siegal                                               1,599,333(1)          16.4%
  5096 Richmond Road
  Cleveland, OH 44146
David A. Wolfort                                                  742,000(2)           7.5%
  5096 Richmond Road
  Cleveland, OH 44146
Dimensional Fund Advisors                                         694,700(3)           7.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
Fifth Third Bancorp/Fifth Third Bank                              597,121(4)           6.2%
  Fifth Third Center
  Cincinnati, OH 45263
Towle & Co.                                                       494,878(5)           5.1%
  12855 Flushing Meadow Drive
  St. Louis, MO 63131

---------------

(1) Does not include 51,000 shares held in various trusts for the benefit of Mr. Siegal's children. Mr. Siegal disclaims beneficial ownership of such shares. Includes 68,333 shares issuable upon exercise of options exercisable within sixty days of March 12, 2004.

(2) Does not include 113,000 shares held in various trusts for the benefit of Mr. Wolfort's children. Mr. Wolfort disclaims beneficial ownership of such shares. Includes 239,000 shares issuable upon exercise of options exercisable within sixty days of March 12, 2004.

(3) Based on Schedule 13G filed with the Securities and Exchange Commission on or about February 6, 2004.

(4) Based on Schedule 13G filed with the Securities and Exchange Commission on or about February 13, 2004.

(5) Based on Schedule 13D filed with the Securities and Exchange Commission on or about June 9, 2003.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the amount of the Company's Shares of Common Stock beneficially owned by the Company's Directors, Director nominees, each of the officers named in the compensation table included herein, and all the Directors, Director nominees, and executive officers as a group as of March 12, 2004.

                                                              NUMBER OF SHARES    PERCENTAGE OF
NAMES OF BENEFICIAL OWNERS                                   BENEFICIALLY OWNED     OWNERSHIP
--------------------------                                   ------------------   -------------
Michael D. Siegal                                                1,599,333(1)          16.4%
David A. Wolfort                                                   742,000(2)           7.5%
Richard T. Marabito                                                 47,000(3)             *
Heber MacWilliams                                                   33,300(4)             *
Richard A. Manson                                                   23,742(4)             *
Martin H. Elrad                                                     28,000(4)             *
Suren A. Hovsepian                                                  23,000(4)             *
Thomas M. Forman                                                    21,650(4)             *
James. B. Meathe                                                    10,200(4)             *
Howard Goldstein                                                         0                *
Ralph M. Della Ratta                                                     0                *
All Directors, Director nominees, and executive officers as
  a group (11 persons)                                           2,528,955(5)          24.9%

---------------

* Less than 1%.

(1) Does not include 51,000 shares held in various trusts for the benefit of Mr. Siegal's children. Mr. Siegal disclaims beneficial ownership of such shares. Includes 68,333 shares issuable upon exercise of options exercisable within sixty days of March 12, 2004.

(2) Does not include 113,000 shares held in various trusts for the benefit of Mr. Wolfort's children. Mr. Wolfort disclaims beneficial ownership of such shares. Includes 239,000 shares issuable upon exercise of options exercisable within sixty days of March 12, 2004.

(3) Does not include 3,000 shares held in various trusts for the benefit of Mr. Marabito's children. Mr. Marabito disclaims beneficial ownership of such shares. Includes 41,500 shares issuable upon exercise of options exercisable within sixty days of March 12, 2004.

(4) Includes shares issuable upon exercise of options exercisable within sixty days of March 12, 2004, as follows: MacWilliams - 25,500, Manson - 19,167, Elrad - 23,000, Hovsepian - 18,000, Forman - 19,500, Meathe - 8,000.

(5) Includes 462,000 shares issuable upon exercise of options exercisable within sixty days of March 12, 2004.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Act of 1934, as amended, requires the Company's officers and Directors, and persons who own greater than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership to the SEC. Officers, Directors and more than 10% shareholders are required by the SEC to furnish to the Company copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 2003 and Form 5 and amendments thereto furnished to the Company with respect to 2003, or a written representation from the reporting person that no Form 5 is required, all filings required to be made by the Company's officers and Directors were timely made.

                        EXECUTIVE OFFICERS' COMPENSATION

     The following table sets forth certain information with respect to the compensation paid by the Company during the years ended December 31, 2003, 2002, and 2001 to the Chief Executive Officer and each of the other executive officers (the "Named Executive Officers") of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION
                                                       -------------------------------------
NAME AND                                                                        ALL OTHER
PRINCIPAL POSITION(S)                           YEAR    SALARY     BONUS     COMPENSATION(1)
---------------------                           ----   --------   --------   ---------------
Michael D. Siegal,                              2003   $400,000   $      0        $    0
Chairman of the Board and                       2002    400,000          0         5,500
Chief Executive Officer                         2001    400,000          0         5,250

David A. Wolfort,                               2003   $385,000   $ 20,000        $    0
President and                                   2002    385,000     20,000         5,500
Chief Operating Officer                         2001    383,558     20,000         5,250

Richard T. Marabito,                            2003   $200,000   $      0        $    0
Chief Financial Officer                         2002    187,019          0         5,500
                                                2001    175,000          0         5,250

Heber MacWilliams,                              2003   $165,000   $      0        $    0
Chief Information Officer                       2002    150,000    105,000         5,500
                                                2001    150,000     10,000         5,250

Richard A. Manson(2),                           2003   $122,000   $      0        $    0
Treasurer

---------------

(1) "All Other Compensation" includes contributions to the Company's 401(k) plan to match pre-tax elective deferral contributions.

(2) Pursuant to SEC rules, no information regarding compensation for years prior to appointment as Named Executive Officer is required.

     The following table sets forth information regarding individual grants of stock options pursuant to the Company's Stock Option Plan during 2003 to each of the Named Executive Officers.

                         2003 INDIVIDUAL OPTION GRANTS

                                          % OF TOTAL OPTIONS
                       NUMBER OF SHARES       GRANTED TO
                          COVERED BY         EMPLOYEES IN      EXERCISE PRICE   EXPIRATION      GRANT DATE
NAME                     OPTION GRANT        FISCAL YEAR        ($/SHARE)(1)       DATE      PRESENT VALUE(2)
----                   ----------------   ------------------   --------------   ----------   ----------------
Michael D. Siegal           10,000               7.4%              $3.50          5/8/13          $24,418
David A. Wolfort            10,000               7.4%              $3.50          5/8/13          $24,418
Richard T. Marabito         10,000               7.4%              $3.50          5/8/13          $24,418
Heber MacWilliams            5,000               3.7%              $3.50          5/8/13          $12,209
Richard A. Manson            7,500               5.5%              $3.50          5/8/13          $18,314

---------------

(1) Stock Options were awarded with an exercise price equal to the fair market value per share of the Common Stock on the grant date.

(2) In accordance with the rules of the United States Securities and Exchange Commission, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company cannot predict or estimate the future price of the Company's Common Stock, and neither the Black-Scholes model nor any other model can accurately determine the value of an option. Accordingly, there is no assurance that the value realized by an officer, if any, will be at or near the value estimated in the Black-Scholes model. The Black-Scholes valuation was determined using the following assumptions: an average volatility of 56%, no dividend yield, a risk-free interest rate of 3.77% and a projected exercise period of 10 years.

     The following table sets forth certain information concerning the number and value of unexercised options held by each of the Named Executive Officers at December 31, 2003.

                      AGGREGATED OPTION EXERCISES IN 2003
                          AND DECEMBER 31, 2003 VALUES

                                                          NUMBER OF SECURITIES
                                                       UNDERLYING OPTIONS AT YEAR      VALUE OF IN-THE -MONEY
                             OPTIONS EXERCISED                     END               OPTIONS AT YEAR END ($)(1)
                       -----------------------------   ---------------------------   ---------------------------
                       SHARES ACQUIRED IN    VALUE
NAME                        EXERCISE        REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ------------------   --------   -----------   -------------   -----------   -------------
Michael D. Siegal                0             0          56,666         21,667       $132,966      $   94,534
David A. Wolfort                 0             0         168,000        201,000       $860,842      $1,214,018
Richard T. Marabito              0             0          30,833         20,667       $ 84,006      $   88,954
Heber MacWilliams                0             0          20,167         10,333       $ 32,894      $   44,476
Richard A. Manson                0             0          13,333         12,167       $ 36,486      $   51,299

---------------

(1) These values are based on the spread between the respective exercise price of outstanding stock options and the fair market value of the Company's Common Stock at December 31, 2003 ($8.21). These amounts may not represent amounts actually realized by the Named Executive Officers.

     Retention Agreements.   The Company has executed Management Retention
Agreements (the "Retention Agreements") with Messrs. Siegal, Wolfort, and Marabito. Under the Agreements, which do not become operative unless there is a Change-in-Control of the Company (as defined in the Retention Agreements), the Company agrees to continue the employment of the Officer for a certain period (the "Contract Period") following the Change-in-Control in the same position with the same duties and responsibilities and at the same compensation level as existed prior to the Change-in-Control. If during the Contract Period the Officer's employment is terminated without cause, or the Officer terminates his employment for "good reason," the Officer shall receive a lump-sum severance payment (the "Severance Amount") with continuation of insurance coverage for one year. The Contract Period for Messrs. Siegal and Wolfort is two years and their Severance Amount equals 2.99 times the average of the last three years' compensation. The Contract Period for Mr. Marabito is one year and his Severance Amount equals one times the average of his last three years' compensation. Each of the Retention Agreements contains a non-competition prohibition for one year post-employment (two years in the cases of Messrs. Siegal and Wolfort).

     Wolfort Employment Agreement.   Mr. Wolfort serves as President and Chief
Operating Officer of the Company pursuant to an employment agreement terminating December 31, 2005. Under the Agreement, Mr. Wolfort receives a Base Salary of $385,000, subject to possible increases as determined by the Compensation Committee of the Board. Bonus compensation will be determined by the Committee under the Senior Management Compensation Program, subject to a minimum annual bonus of $20,000. Under the Agreement, Mr. Wolfort was granted an option to purchase 300,000 shares at $1.97 per share, the fair market value of the Company's Common Stock on the date of grant. The option vests in annual installments of 20%, commencing January 1, 2002. If the Company terminates Mr. Wolfort's employment without "cause" during the employment term, he shall continue to receive his compensation under the Agreement for a period ending on the earlier of (i) December 31, 2005 or (ii) the second anniversary of his termination of employment. The employment agreement contains a one-year non-competition prohibition.

                             EMPLOYEE BENEFIT PLANS

     Incentive Bonus Plans.   Each of the Executive Officers participated in the
Senior Management Compensation Program which focuses on pre-tax income and other key operating metrics. Under the program, each of the Executive Officers can be granted stock options based on the Company's performance. The determination of the stock option grants is made by the Compensation Committee. The Committee believes that this program further aligns the interests of management and shareholders and will provide long-term incentive for maximizing shareholder value.

     Stock Option Plan.   Pursuant to the provisions of the Company's Stock
Option Plan (the "Plan"), key employees of the Company, non-employee Directors of the Company and consultants may be offered the opportunity to acquire shares of Common Stock by the grant of stock options including both incentive stock options (ISO's), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. ISO's are not available to consultants. The Plan will terminate in January 2009; however, termination of the Plan will not affect outstanding options. The Compensation Committee of the Board of Directors administers the Plan. The Compensation Committee has broad discretion to set the terms and conditions of the options, provided that no option may be exercisable more than ten years after the date of grant. Currently, there are approximately 27 employees and outside directors eligible to participate in the Plan.

     The following table provides information as of December 31, 2003 regarding shares outstanding and available for issuance under the Company's existing stock option plan:

                                                                                        NUMBER OF
                                                                                       SECURITIES
                                      NUMBER OF SECURITIES                         REMAINING AVAILABLE
                                       TO BE ISSUED UPON      WEIGHTED-AVERAGE     FOR FUTURE ISSUANCE
                                          EXERCISE OF         EXERCISE PRICE OF       UNDER EQUITY
PLAN CATEGORY                         OUTSTANDING OPTIONS    OUTSTANDING OPTIONS   COMPENSATION PLANS
-------------                         --------------------   -------------------   -------------------
Equity compensation plans approved
  by security holders                      1,095,833                $4.89                183,167
Equity compensation plans not
  approved by security holders                     0                  N/A                      0
                                           ---------                -----                -------
Totals                                     1,095,833                $4.89                183,167
                                           =========                =====                =======

                           RELATED PARTY TRANSACTIONS

     A corporation owned by family members of Mr. Siegal since 1978 handled a portion of the freight activity for the Company's Cleveland operation. Payments to this entity approximated $1.3 million for the year ended December 31, 2003. A partnership owned by family members of Mr. Siegal since 1956 has owned one of the Cleveland warehouses and currently leases it to the Company at an annual rental of $195,300. The lease expires in 2010.

     Mr. Wolfort purchased 300,000 shares of the Company's Common Stock from treasury on February 22, 2001. The shares were purchased pursuant to a 5-year, full recourse promissory note payable to the Company due and payable on or before January 1, 2006 bearing interest at 5.07% per annum. The note is collateralized by a pledge of the underlying shares. At December 31, 2003, the outstanding balance of principal and interest was $748,558.

     Mr. Siegal and Mr. Wolfort are minority investors in a company that provides online services to Olympic's employees with respect to their retirement plan accounts. Mr. Siegal also serves as a director for that company.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is responsible for setting and administering the policies that govern the base salaries, bonuses and other compensation matters of the executive officers of the Company. The Committee consists entirely of non-employee Directors of the Company. The Committee meets once annually to review the compensation program for the executive officers of the Company. This report documents the basis of compensation for 2003, with regard to the Company's Chief Executive Officer and other executive officers.

     Compensation Policy.   The executive compensation policy of the Company is
based on the following philosophy: (i) the need to retain and, as necessary, attract highly qualified executives with a compensation plan that is competitive with both public and privately held steel and steel-related companies; (ii) emphasizing variable, performance-based compensation tied to the overall profitability of the Company; (iii) creating a system that would not be overly complicated or conflict with the bonus system used at the senior manager level; and (iv) devising a compensation program that appropriately aligns the interests of executive officers with those of the Company's shareholders in increasing shareholder value.

     Base Salaries. The annual base salary of the executive officers is based upon an evaluation of their significant contributions as individuals and as a team, as subjectively determined by the Compensation Committee. The Committee reviewed the cash compensation of numerous senior executives in positions in other steel and steel-related companies to determine the range of the base salaries. Base salaries for 2003 were reviewed and approved by the Compensation Committee, and the amounts paid are included in the Summary Compensation Table.

     Incentive Compensation.   A significant portion of the executive officers'
compensation is incentive bonus-based and tied to the overall pretax income of the Company. Under the provisions of the Incentive Plan, no bonuses were awarded in 2003 to the principal executive officers; however, Mr. Wolfort received his contractual minimum bonus. The Company considers stock options to be another award of compensation. Stock options were granted to each of the executive officers and are included in the "2003 Individual Option Grants" table.

     Chief Executive Officer Compensation.   The Chief Executive Officer
participates in the same compensation plan provided to the other executive officers of the Company. The base salary for the Chief Executive Officer, Michael D. Siegal, was based upon the Compensation Committee's subjective evaluation of his performance, considering his years of experience, contributions and accomplishments, and his commitment to increasing shareholder value. The Compensation Committee also considered the base compensation packages of other chief executive officers for comparable companies. Consistent with the philosophy of the Incentive Bonus Compensation Plan, the overall pretax income of the Company is a primary variable in determining the total compensation paid to the Chief Executive Officer. Mr. Siegal owns a significant number of shares of the Company, which provides additional long-term incentive for maximizing shareholder value.

                           Thomas M. Forman, Chairman
                                Martin H. Elrad
                                James B. Meathe

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Shares against the cumulative total return of the Nasdaq U.S. composite index and indices to peer groups from December 1998 through December 2003.

     The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                          TOTAL RETURN TO STOCKHOLDERS
                     (ASSUMES $100 INVESTMENT ON 12/31/98)

[GRAPH]

---------------------------------------------------------------------------------------------
TOTAL RETURN
ANALYSIS                      12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
---------------------------------------------------------------------------------------------
OLYMPIC STEEL, INC.           $100.00    $ 94.98    $ 39.37    $ 50.99    $ 63.97    $164.14
---------------------------------------------------------------------------------------------
PEER GROUP(1)                 $100.00    $122.32    $103.86    $103.72    $100.54    $161.71
---------------------------------------------------------------------------------------------
NASDAQ US INDEX               $100.00    $189.46    $115.03    $ 90.81    $ 62.18    $ 93.27
---------------------------------------------------------------------------------------------

Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.

---------------

(1) Peer Group consists of A.M. Castle & Co., Gibraltar Steel Corporation, Shiloh Industries, Inc. Steel Technologies Inc., Ryerson Tull, Inc., Reliance Steel Company, and Worthington Industries, Inc.

                              INDEPENDENT AUDITORS

     The following table sets forth the aggregate fees billed to the Company in 2003 by PricewaterhouseCoopers LLP.

Audit Fees                                     $347,350
All Other Fees:
  Tax Fees                                        8,900
                                               --------
Total Fees                                     $356,250
                                               ========

     Audit Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

     Tax Fees consist of fees for professional assistance regarding federal tax compliance.

     All services listed above were pre-approved by the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee Charter provides for pre-approval of non-audit services.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

                               PROXY SOLICITATION

     The Company will bear the expense of preparing, printing and mailing this Proxy Statement. In addition to solicitation by mail, officers and regular employees of the Company may solicit by telephone the return of Proxies. The Company will request brokers, banks and other custodians, nominees and fiduciaries to send Proxy material to beneficial owners and will, upon request, reimburse them for their expenses.

                            SHAREHOLDERS' PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Shareholders is expected to be November 29, 2004.

                                 ANNUAL REPORT

     The Company's Annual Report for the year ended December 31, 2003, including financial statements of the Company and the report thereon of PricewaterhouseCoopers LLP is being mailed to shareholders with this Notice of the Annual Meeting and Proxy Statement.

                                           Marc H. Morgenstern
                                           Secretary

                                           By Order of the Board of Directors
                                           March 25, 2004

                                                                      APPENDIX A

                              OLYMPIC STEEL, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee ("Committee") of Olympic Steel, Inc. and subsidiaries ("Company") will report to the Company's Board of Directors ("Board"), and assist the Board in fulfilling its oversight responsibilities. The Committee will review the financial reporting process, the systems of internal control, the independent audit process, and the Company's process for monitoring compliance with laws and regulations. Consistent with this function, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Company's policies, procedures, and practices at all levels. In performing its duties, the Committee will maintain effective working relationships with the Board, senior and financial management, and the independent auditors. To effectively perform his or her role, each Committee member will fulfill the duties and responsibilities of Committee membership that are set forth below.

     The Committee's primary duties and responsibilities are to:

     1) Serve as an independent and objective party to provide a degree of oversight over the Company's financial reporting process and systems of internal controls.

     2) Review and appraise the audit efforts of the Company's independent auditors. The Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditors.

     3) Provide an open avenue of communication among the independent auditors and financial and senior management and the Board.

     The Committee will primarily fill these responsibilities by carrying out the duties enumerated in this Charter.

COMPOSITION

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors within the requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 and of the National Association of Securities Dealers, Inc. ("NASD"). All members of the Committee shall be financially literate and have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or financial management expertise, including at a minimum, the expertise required by rules of the Securities and Exchange Commission ("SEC") and the requirements of the NASD. No member of the Audit Committee shall receive, directly or indirectly, any compensation from the Company other than his or her Directors' fees and benefits. A director who is an employee of the Company or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. A director who is employed as an executive of another organization where any of the

Company's executives serves on that organization's compensation committee may not serve on the Committee.

     A director who is an immediate family member of an executive officer of the Company or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship. Immediate family members include spouses, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

TERM

     The members of the Committee shall be elected annually by the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair of the Committee is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of full Committee membership.

MEETINGS

     The Committee shall meet as often as it determines is advisable, but at a minimum, the Committee shall meet with management and the independent auditors prior to commencing the annual audit ("pre audit") and upon conclusion of the annual audit ("post audit"). The purpose of these meetings is further discussed in this Charter. The Committee shall meet at least annually with management and the independent auditors in separate sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

     As necessary, the Committee shall meet in executive session. Members of the Committee and only those advisors and members of management designated by a Committee member shall attend executive sessions.

     The Audit Committee Chair may request that members of management, internal auditors, representatives of the independent auditors, and others be present at meetings of the Committee.

MINUTES

     Minutes of each meeting are to be prepared and sent to Committee members and also to the Company's directors who are not members of the Committee. The minutes as finally approved shall be placed in the corporate minute books of the Company by the Secretary or Assistant Secretary of the Company. Copies are to be provided to the independent auditors.

RESPONSIBILITY AND DUTIES

     The Committee shall assist the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, and the senior and financial management of the Company.

     In carrying out these responsibilities, the Audit Committee will:

   PRE AUDIT

     1) Review, prior to the annual audit, the proposed scope of the independent auditors' audit examination. This review shall entail an understanding from the independent auditors of the factors they considered in determining the audit scope and procedures. Included among such considerations are the following:

        * Industry, business, and internal control risk characteristics of the Company.

        * The significance of receivables, inventories, payables, and other balance sheet accounts.

        * The significance of the operating results of individual divisions or subsidiaries.

        * External reporting requirements.

        * Significant current year events and issues affecting the audit plan.

        * Quality of internal accounting controls over financial reporting.

        * Review of risk assessment and audit approaches.

        * Other areas to be covered during the audit engagement.

     2) Review and approve the independent auditors' fee schedule as agreed upon by management.

     3) Review with management and the independent auditors the extent of any non-audit services provided by the independent auditors and pre-approve any non-audit relationships in relation to the independence and objectivity required.

     4) Review the statement of independence supplied by the independent accountants in accordance with Independence Standards Board ("ISB") Standard No. 1, Communications with Audit Committees.

   INTERIM FINANCIAL STATEMENTS (QUARTERLY)

     1) Understand how management develops and summarized quarterly financial information, and the extent to which the independent auditors review quarterly financial information and the Form 10-Q quarterly reports.

     2) Meet with management and with the independent auditors, either telephonically or in person, to review the interim financial statements, management's discussion, and analysis to be included in the quarterly reports on Form 10-Q, and the results of the independent auditors review. (This may be done by the Committee Chair, its designee, or the entire Committee.)

     3) To gain insight as to the fairness of the interim statements and disclosures, obtain explanations from management and from the independent auditors on:

        * All critical accounting policies and practices to be used.

        * Whether generally accepted accounting principles have been consistently applied.

        * Whether there are any actual or proposed changes in accounting or financial reporting practices.

        * Whether there are any significant or unusual events or transactions.

        * The Company's compliance with the terms of loan agreements and status of any litigation.

        * Whether the interim financial statements contain adequate and appropriate disclosures.

        * Any communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

   POST AUDIT

     1) Review financial results for the year with management and the independent auditors upon completion of their audit. This review shall encompass:

        * Significant financial and business issues addressed during the audit.

        * Significant accounting estimates, reserves and other judgments included in the financial statements.

        * Proposed audit adjustments, both recorded and unrecorded, and their resolutions.

        * Extent to which independent auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems downtime.

        * The Company's annual report to shareholders, including the financial statements, and supplemental disclosures required by generally accepted accounting principles and the SEC. The Form 10-K is to be reviewed and approved by the entire Board.

        * Significant transactions that are not a normal part of the Company's operations.

        * Any changes during the year in the Company's accounting principles or their applications.

     2) Discuss with the independent auditors, without the presence of any management or other Company personnel, the quality of the Company's financial and accounting personnel, and the degree of cooperation received from Company personnel during the audit.

     3) Discuss with the independent auditors any relevant recommendations, which they may have regarding "reportable conditions" or "material weaknesses" as defined below. Topics to be considered during this discussion include: improving internal financial controls, the selection of accounting principles, and financial and management reporting systems. Review responses of management to the comments and recommendations from the independent accountants, if any.

              REPORTABLE CONDITIONS in the internal control structure requires communication noted during the audit (i.e. significant deficiencies in the design or functioning of the internal control structure that could adversely affect the Company's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements). The internal control structure consists of the control environment, accounting systems, and control procedures. The term "reportable condition" is intended to be a lower threshold than "material weaknesses".

              MATERIAL WEAKNESSES in the internal control structure is a reportable condition in which the design or operation of the specific internal control structure elements do not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

     4) Discuss the scope and quality of internal accounting controls over financial reporting matters with Company management.

     5) Determine if there were any management disagreements with the independent auditors and determine disclosure obligations with respect thereto.

     6) Review any outstanding litigation indicated in the legal letter responses from legal counsel as requested by the independent auditors.

   ONGOING

     1) Review with management and the independent auditors new opinions and releases adopted by the FASB, the SEC or other governmental or regulatory agencies, and prospective new accounting rules and policies to the extent applicable to the Company.

     2) Make regular reports to the Board. Apprise the Board of significant developments in the course of performing the above duties through minutes and special presentations as necessary.

     3) Recommend any appropriate changes in the duties of the Committee to the Board.

     4) Ensure the independence of the independent auditors; including review and annual evaluation of all independent audit team personnel.

     5) Review the adequacy of this Charter at least annually.

     6) Discuss with management the Company's earnings press releases, including the use of non-GAAP or pro forma information, as well as financial information and earnings guidance, if any, provided analysts.

ETHICS AND COMPLIANCE

1) Obtain from independent auditors assurance that, if they becomes aware of any illegal or possible illegal act, they will ensure that the Audit Committee is adequately informed and will provide a report if they have reached specified conclusions with respect to such activities.

2) Obtain reports from management, the Company's chief internal auditor and the independent auditors that the Company is in conformity with applicable legal requirements and the Company's ethics code, including those special ethics obligations for employees with financial reporting responsibilities.

3) Ensure that the Company conducts an appropriate annual review of all related party transactions and that all such transactions are approved by the Audit Committee or the entire Board of Directors.

4) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

5) Discuss guidelines and policies governing the process by which management assesses and manages the Company's exposure to risk, the Company's major financial risk exposures and the steps management has taken to monitor and control such risks.

REPORTING REQUIREMENTS

     The Committee will prepare an annual report stating whether the Committee has (i) reviewed and discussed the audited financial statements with management;
(ii) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61; and (iii) received certain disclosures from the independent auditors regarding the auditors' independence as required by the ISB Standard No. 1 and discussed with their independent auditors.

     This report will also include a statement by the Committee whether, based on its review of the financial statements and discussions with management and the independent auditors, anything has come to the attention of the Committee that caused the Committee to believe that the audited financial statements included in the Company's Annual Report on Form 10-K for the year then ended contain an untrue statement of material fact necessary to make the statements not misleading.

     On an annual basis, this report will be included within the proxy statement filing of the Company.

INVESTIGATORY AUTHORITY

     In addition to performing the responsibilities discussed herein, the Committee may, or at the Board's request shall, investigate any financial or accounting activity of the Company. The Committee is empowered with Board authority to execute such investigations including the ability to retain third parties, including outside counsel, having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Company shall be required to provide all funding as is determined necessary by the Committee.

Adopted: March 24, 2004.

A copy of this charter is posted on the Company's website. Go to www.olysteel.com and click on Investor Relations.

 PROXY                                                                 PROXY


                              [OLYMPIC STEEL LOGO]

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2004

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     At the Annual Meeting of Shareholders of OLYMPIC STEEL, INC. to be held on April 29, 2004, and at any adjournment, MICHAEL D. SIEGAL and DAVID A. WOLFORT, and each of them, with full power of substitution and resubstitution, are hereby authorized to represent me and vote all my shares on the following matters:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. UNLESS OTHERWISE SPECIFIED ABOVE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NOTED ON THE REVERSE SIDE.

  PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE--NO POSTAGE NECESSARY.

                  (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                                                         OLYMPIC STEEL, INC.
                              PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

[                                                                                                                               ]

1. ELECTION OF FOUR DIRECTORS:                                            2. Any other matter that may properly come before
   Nominees:  David A. Wolfort           For     Withhold    For All         this Meeting.
              Ralph M. Della Ratta       All        All      Except
              Martin H. Elrad            [ ]        [ ]        [ ]
              Howard Goldstein
   INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.

   ------------------------------------------------------------------







                                                                                               Dated:                        , 2004
                                                                                                      -----------------------

                                                                          ---------------------------------------------------------

                                                                          ---------------------------------------------------------
                                                                                           Signature or Signatures
                                                                          NOTE: Please sign exactly as name appears hereon. Joint
                                                                          owners should each sign. When signing as attorney,
                                                                          executor, administrator, trustee or guardian, please
                                                                          give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


           REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING

                OF SHAREHOLDERS, YOU CAN BE SURE YOUR SHARES ARE

                REPRESENTED AT THE MEETING BY PROMPTLY RETURNING

                   YOUR PROXY IN THE ENCLOSED ENVELOPE. PROXY